SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):
March 14, 2006

EQUITEX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-12374	84-0905189
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

7315 East Peakview Avenue
Englewood, Colorado 80111
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (303) 796-8940

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2006, at the closing of the transaction described in Item 2.01 below, the disclosures of which are hereby incorporated by reference into this Item, Equitex, Inc. (the “Registrant” or “Equitex”) and FastFunds Financial Corporation (“FastFunds”), a majority owned subsidiary of Equitex, entered into a Secured Promissory Note (“Note”), Stock Pledge Agreement (“Pledge”), and Profit Participation Agreement (“Profit Participation Agreement”) through which FastFunds loaned to Equitex $5,000,000. The Note is due and payable on March 14, 2007 and accrues interest at 10% per annum payable at three, six and nine months from the issuance date. Pursuant to the Pledge, Equitex has pledged all of its shares of Hydrogen Power, Inc. to guarantee payment of the Note. As additional consideration for issuance of the Note, the parties executed the Profit Participation Agreement, whereby Equitex granted to FastFunds a Net Profit Interest, as defined in the Agreement, in the amount of 10% of the net profit derived from the operations of Hydrogen Power, Inc. during the period in which the Note is outstanding.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Effective March 14, 2006, Equitex, pursuant to an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Equitex, EI Acquisition Corp. a newly formed subsidiary of the Registrant (“Merger Sub”), and Hydrogen Power, Inc. (“HPI”), through which (i) HPI merged with and into Merger Sub, and (ii) Merger Sub, the surviving corporation to the merger and remaining a wholly owned subsidiary of the Registrant, was renamed Hydrogen Power, Inc.

In exchange for 27,440,000 shares of the capital stock of HPI, Equitex issued to the former stockholders of HPI at the closing of the merger (the “Closing”) 2,338,990 shares of its $0.01 par value common stock. Additionally, Equitex has reserved for issuance 132,122 shares of Equitex common stock to be issued upon exercise of options to purchase 1,550,000 shares of HPI common stock outstanding immediately prior to the time of merger.

Equitex also issued to the stockholders of HPI 300,000 shares of its Series L Preferred Stock (the “Preferred Stock”). The Preferred Stock is convertible into common stock of the Registrant in three tranches of 100,000 shares each (referred to as the L-1, L-2 and L-3 Preferred Stock, respectively), on the 180th, 270th and 360th day following closing of the merger, respectively; each tranche shall be convertible into 40% of the Registrant’s common stock outstanding on the respective date of conversion. The conversion of the Preferred Stock will be subject to the achievement by HPI of certain performance benchmarks as defined in the Certificate of Designation of Series L Preferred Stock, including HPI’s use of its hydrogen technology to develop prototype generators, with marketable value, for various micro and portable power applications and for various macro power applications such as fuel cells and internal combustion engines. The successful achievement of these benchmarks, and thus the conversion of the Preferred Stock, shall be determined by Equitex in its sole discretion. In the event all three series of Series L Preferred Stock are converted into Equitex common stock, the former stockholders of HPI would own approximately 73% of Equitex’s common stock on a post-transaction basis (assuming that Equitex does not, prior to the conversion of the L-3 Preferred Stock, issue any additional shares of common stock other than pursuant to conversion of the Series L Preferred Stock).

In addition, Equitex issued warrants to purchase up to 1,600,000 shares of $0.01 par value common stock at $3.00 per share in exchange for outstanding warrants to purchase an equivalent number of shares of HPI common stock.

In July and September 2005, Equitex loaned to HPI an aggregate of $3,000,000 to be used for the exploitation and commercialization of HPI’s technology. This loan was disclosed on Equitex’s Current Report on Form 8-K filed on September 19, 2005, which is incorporated herein by reference. Pursuant to the Fifth Amendment to the Merger Agreement, dated March 10, 2006, Equitex agreed to forgive payment of the $3,000,000 and accrued interest as a condition of closing. Additionally, Equitex utilized the proceeds of the Note as described in Item 1.01 as a contribution of capital to EI Acquisition Corp., which proceeds were transferred to HPI at closing.

Pursuant to a Share Exchange Agreement dated December 5, 2005 with a stockholder of Hydrogen Power, Aton Select Fund Limited (“Aton”), immediately prior to the effective time of the merger, Equitex held 850,000 shares of HPI common stock that it obtained from Aton in exchange for Equitex’s issuance of 700,000 shares of its common stock. The Share Exchange Agreement was contemplated in the Merger Agreement, and the completion of the Share Agreement was disclosed pursuant to a Current Report on Form 8-K that was filed on December 9, 2005, which is incorporated herein by reference.

HPI is a Seattle-based company, organized under the laws of the State of Delaware in December 2003, which has sub-licensed a patented technology for the United States, South America, Mexico and Canada, which was developed at the University of British Columbia for producing hydrogen gas in a process called “Hydrogen Now™.” The term of the sub-license pursuant to which HPI has its rights to the Hydrogen Now technology, as well as the license pursuant to which HPI’s sub-licensor has its rights to the technology, expires on the date on which the last patent covered by the sub-license and license expires, which is currently no sooner than February 2021.

The officers and directors of HPI will remain in their respective positions, with Equitex having the option to appoint one additional HPI director. HPI shall have the option to appoint one additional Equitex director. There was no material relationship between HPI and any officer or director of the Registrant.

The disclosures set forth on pages 10-15 and 53-58 of that certain Definitive Proxy Statement of Equitex filed with the Securities and Exchange Commission on February 3, 2006 are hereby incorporated by reference into this Item 2.01.

As a result of this transaction, the total number of shares issued by the registrant equaled 40% of the outstanding shares of Equitex common stock immediately prior to the effective time of the merger including those issued to Aton in the Share Exchange Agreement described above as well as the 132,122 shares reserved for issuance in connection with outstanding HPI warrants. As of March 14, 2006, the Registrant has 10,966,769 shares of common stock outstanding.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the Registrant’s acquisition of HPI as disclosed in Item 2.01 above, Equitex received notification from The Nasdaq Stock Market on March 17, 2006 that the transaction was considered a “reverse merger” under Marketplace Rule 4340(a) and thus subject to the Nasdaq Marketplace Rules governing such an event. The Nasdaq Staff Determination indicated that the Company fails to comply with Marketplace Rule 4340(a) and that its securities are, therefore, subject to delisting from The Nasdaq Capital Market. Under Marketplace Rule 4340(a), “an issuer must apply for initial inclusion following a transaction whereby the issuer combines with a non-Nasdaq entity, resulting in a change of control of the issuer and potentially allowing the non-Nasdaq entity to obtain a Nasdaq Listing”. As such, the Company was required to submit an initial listing application and meet the initial listing criteria on The Nasdaq Capital Market in accordance with the referenced Marketplace Rule.

In anticipation of compliance with Rule 4340(a), Equitex filed an initial listing application with The Nasdaq Stock Market on March 9, 2006. Additionally, pending Nasdaq’s review of the initial listing application, Equitex intends to exercise its right to appeal the delisting of its securities by The Nasdaq Stock Market to a Listing Qualifications Panel pursuant to the procedures set forth in The Nasdaq Marketplace Rule 4800 Series. Although Equitex currently believes that it satisfies the Nasdaq requirements for initial listing, Nasdaq has significant discretion in the initial listing process and considers various subjective factors so there can be no assurance that Equitex’s initial listing application will be approved or that its common stock will continue to be listed for trading on The Nasdaq Capital Markets.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 2.01 above are hereby incorporated by reference into this Item. In issuing the securities referenced in Item 2.01, Equitex relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, and in accordance with Regulation S of the Securities Act, based on its belief that the issuance of securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment, and, for those investors not residing in the United States, no such person or entity was a “U.S. Person” within the meaning of Regulation S of the Securities Act and was not been offered the merger Consideration in the United State.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements for the business acquired as described in Item 2.01 above will be filed by amendment to this Form 8-K on or prior to May 24, 2006.

(b) Pro forma financial information for the business acquired as described above in Item 2.01 above will be filed by amendment to this Form 8-K on or prior to May 24, 2006.

(c) Exhibits.

4.1	Certificate of Designation of Series L Preferred Stock dated March 14, 2006. (Filed herewith)
10.1	Secured Promissory Note between Equitex, Inc. and FastFunds Financial Corporation dated March 14, 2006. (Filed herewith)
10.2	Stock Pledge Agreement between Equitex, Inc. and FastFunds Financial Corporation dated March 14, 2006. (Filed herewith)
10.3	Net Profit Interest Agreement between Equitex, Inc. and FastFunds Financial Corporation dated March 14, 2006. (Filed herewith)
10.4
Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated September 13, 2005. (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on September 19, 2005)

10.5
First Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated October 31, 2005. (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on November 4, 2005)

10.6
Second Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated November 11, 2005. (Incorporated by reference to Exhibit 10.2 of the Quarterly Report on Form 10-Q filed on November 21, 2005)

10.7	Third Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated December 15, 2005. (Filed herewith)
10.8	Fourth Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated January 30, 2006. (Filed herewith)
10.9	Fifth Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated March 10, 2006. (Filed herewith)
10.10
Share Agreement between Equitex, Inc. and Aton Select Fund Limited dated December 5, 2005. (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on December 9, 2005)

10.11	Certificate of Merger of Hydrogen Power, Inc. into EI Acquisition Corp dated March 14, 2006. (Filed herewith)
99.1	Press Release dated March 16, 2006. (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITEX, INC.
Date: March 20, 2006	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary

EXHIBIT INDEX

4.1	Certificate of Designation of Series L Preferred Stock dated March 14, 2006. (Filed herewith)
10.1	Secured Promissory Note between Equitex, Inc. and FastFunds Financial Corporation dated March 14, 2006. (Filed herewith)
10.2	Stock Pledge Agreement between Equitex, Inc. and FastFunds Financial Corporation dated March 14, 2006. (Filed herewith)
10.3	Net Profit Interest Agreement between Equitex, Inc. and FastFunds Financial Corporation dated March 14, 2006. (Filed herewith)
10.4
Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated September 13, 2005. (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on September 19, 2005)

10.5
First Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated October 31, 2005. (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on November 4, 2005)

10.6
Second Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated November 11, 2005. (Incorporated by reference to Exhibit 10.2 of the Quarterly Report on Form 10-Q filed on November 21, 2005)

10.7	Third Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated December 15, 2005. (Filed herewith)
10.8	Fourth Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated January 30, 2006. (Filed herewith)
10.9	Fifth Amendment to Agreement and Plan of Merger and Reorganization by and among Equitex, Inc., EI Acquisition Corp. and Hydrogen Power, Inc. dated March 10, 2006. (Filed herewith)
10.10
Share Agreement between Equitex, Inc. and Aton Select Fund Limited dated December 5, 2005. (Incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on December 9, 2005)

10.11	Certificate of Merger of Hydrogen Power, Inc. into EI Acquisition Corp dated March 14, 2006. (Filed herewith)
99.1	Press Release dated March 16, 2006. (Filed herewith)